Exhibit 32.2

CYCLE COUNTRY ACCESSORIES CORP.
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of Cycle Country Accessories
Corp. (the "Company") on Form
10-KSB for the twelve months ended September 30, 2008 (the
"Report"), I, Joan Brehmer, Acting Chief Financial Officer of the Company, certify, pursuant to Section 18 U.S.C. 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



/s/ Joan Brehmer
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Acting Chief Financial Officer
January 13, 2009